UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 2, 2011

Commission file number 000-04689

Pentair, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	41-0907434
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

5500 Wayzata Blvd, Suite 800, Golden Valley, Minnesota	55416
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (763) 545-1730

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                                       Other Events.

Pentair, Inc. (the “Company”) expects that certain subsidiaries of the Company (the “Guarantors”) will fully and unconditionally guarantee the long-term indebtedness that the Company expects to issue in an offering registered under the Securities Act of 1933, as amended.  In connection with the Guarantors’ expected guarantee, the Company has revised the historical financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 (the “2010 Form 10-K”) and the Company’s Quarterly Report on Form 10-Q for the quarter ended April 2, 2011 (the “First Quarter Form 10-Q”) to include a footnote (the “Guarantors Footnote”) in the Notes to Consolidated Financial Statements and the Notes to Condensed Consolidated Financial Statements (unaudited) summarizing financial information for: (i) the Company; (ii) the Guarantors on a combined basis; and (ii) the Company’s non-guarantor subsidiaries on a combined basis.

These revised historical financial statements are filed as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K and, in each case, have been updated, in compliance with generally accepted accounting principles, solely to include the Guarantors Footnote and are incorporated herein by reference. These revised historical financial statements have not been updated for any other purpose and were originally filed with the Securities and Exchange Commission (“SEC”) on February 23, 2011 as part of the 2010 Form 10-K and on April 26, 2011 as part of the First Quarter Form 10-Q.  Such revised historical financial statements should only be read in conjunction with the other information that the Company has filed with the SEC since such dates, which updates and supersedes the information contained in Exhibit 99.1 and Exhibit 99.2.

ITEM 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Financial Statements and Supplementary Data and Schedule II — Valuation and Qualifying Accounts portions of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

99.2	Financial Statements portion of the Company’s Quarterly Report on Form 10-Q for the quarter ended April 2, 2011.

101

The following materials are furnished herewith, formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Statements of Income for the three years ended December 31, 2010, 2009 and 2008, (ii) the Consolidated Balance Sheets as of December 31, 2010 and December 31, 2009, (iii) the Consolidated Statements of Cash Flows for the years ended December 31, 2010, 2009 and 2008, (iv) the Consolidated Statements of Changes in Shareholders’ Equity for the years ended December 31, 2010, 2009 and 2008 and (v) the Notes to the Consolidated Financial Statements. The following materials are also furnished herewith, formatted in XBRL (Extensible Business Reporting Language): (i) the Condensed Consolidated Statements of Income for the three months ended April 2, 2011 and April 3, 2010, (ii) the Condensed Consolidated Balance Sheets as of April 2, 2011, December 31, 2010 and April 3, 2010, (iii) the Condensed Consolidated Statements of Cash Flows for the three months ended April 2, 2011 and April 3, 2010, (iv) the Condensed Consolidated Statements of Changes in Shareholders’ Equity for the three months ended April 2, 2011 and April 3, 2010, and (v) Notes to Condensed Consolidated Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on May 2, 2011.

PENTAIR, INC.
Registrant

By:	/s/ Angela D. Lageson
Angela D. Lageson
Senior Vice President, General Counsel and Secretary

PENTAIR, INC.

Exhibit Index to Current Report on Form 8-K

Dated May 2, 2011

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Financial Statements and Supplementary Data and Schedule II — Valuation and Qualifying Accounts portions of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

99.2	Financial Statements portion of the Company’s Quarterly Report on Form 10-Q for the quarter ended April 2, 2011.

101

The following materials are furnished herewith, formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Statements of Income for the three years ended December 31, 2010, 2009 and 2008, (ii) the Consolidated Balance Sheets as of December 31, 2010 and December 31, 2009, (iii) the Consolidated Statements of Cash Flows for the years ended December 31, 2010, 2009 and 2008, (iv) the Consolidated Statements of Changes in Shareholders’ Equity for the years ended December 31, 2010, 2009 and 2008 and (v) the Notes to the Consolidated Financial Statements. The following materials are also furnished herewith, formatted in XBRL (Extensible Business Reporting Language): (i) the Condensed Consolidated Statements of Income for the three months ended April 2, 2011 and April 3, 2010, (ii) the Condensed Consolidated Balance Sheets as of April 2, 2011, December 31, 2010 and April 3, 2010, (iii) the Condensed Consolidated Statements of Cash Flows for the three months ended April 2, 2011 and April 3, 2010, (iv) the Condensed Consolidated Statements of Changes in Shareholders’ Equity for the three months ended April 2, 2011 and April 3, 2010, and (v) Notes to Condensed Consolidated Financial Statements.